HARVEY ELECTRONICS, INC.


                                                     October 26, 2006

Franklin C. Karp
Roslyn Harbor, New York

Dear Mr. Karp:

     This letter sets forth the  agreement  between you and Harvey  Electronics,
Inc.  and  its  affiliates  (collectively,   the  "Company")  relating  to  your
resignation from the Company.

     1. Resignation. Effective as of October 26, 2006, you resign your employment with the Company and all offices, directorships and memberships on managing bodies which you hold with the Company and its affiliates.

     2. Payments and Benefits. In consideration of your agreement to the terms of this letter agreement, your resignation and the release, as well as your commitment to abide by these terms, the Company will pay you the sum of One Hundred Seventy Five Thousand ($175,000) Dollars, as follows:

          (a) (i) $55,000 less required deductions, to be paid within two (2) business days of the closing of the Transaction, as such term is defined in the Company's Definitive Proxy Statement dated September 21, 2006; and

          (ii) $10,000 per month, plus such amounts equal to medical insurance premiums payable under COBRA, less required deductions, for a period of twelve months, commencing on November 30, 2006, in arrears, and continuing on the same day of each successive month (or if there is no such day, on the last day of such month) until all payments have been made.

          (b) In the event the Company shall default on any payments due to you pursuant to Section 2(a)(i) or (ii) hereof, the Company shall have a period of fifteen calendar days following notice of such default from you within which to cure such default. In the event a default is not cured within such 15-day period, all remaining payments shall become immediately due and payable.

          (c) Entitlement. You agree that if you are found by a court of competent jurisdiction, in accordance with paragraph 11, to have breached any of your covenants under this letter agreement you will not be entitled to the foregoing payments and benefits and will be obligated to return any such payments received by you.

     3. Cooperation. You agree to provide assistance to and shall cooperate with the Company upon its reasonable request with respect to matters within the scope of your duties and responsibilities during employment. The Company agrees and acknowledges that it shall, to the maximum extent possible under then prevailing circumstances, coordinate any such request with your other commitments and responsibilities to minimize the degree to which such request interferes with such commitments and responsibilities. The Company agrees that it will reimburse you for reasonable travel expenses (i.e., travel, meals, and lodging) that you may incur in providing assistance to the Company hereunder.

     You agree you will not act in any manner that might damage the business of the Company and its affiliates. You agree that you will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

     4. Announcement/Handling of Inquiries. You and the Company will use the Announcement attached hereto when advising employees, clients, customers, suppliers and the public regarding your separation from the Company. That Announcement will also be used by the Company when responding to inquires from prospective employers and others concerning your employment with, and resignation from, the Company.

     5. Nondisclosure and Nondisparagement. Unless required by law, you will not, for yourself or any other person or entity, directly or indirectly, divulge, communicate or in any way make use of any confidential or proprietary information acquired in the performance of your services for the Company or any of its affiliates, without the prior written consent of the Chairman of the Board. You agree that all documents and property of the Company and its affiliates including those containing confidential or proprietary information, will be returned to the Company promptly. Except as otherwise required by law, or as permitted in the immediately succeeding sentence, you agree to keep confidential the existence and terms and content of this letter agreement as well as the amount of the Company's payments and benefits provided to you hereunder. You represent that you have not disclosed, and will not disclose such information except for (i) private conversation with members of your family who are not members of the media or stock analyst community, (ii) private conversations with your personal accountant, and tax and legal adviser(s), and
(iii) communications to a prospective new employer about the existence of this letter agreement and the covenants by which you are bound hereunder, and without the Chairman of the Board's consent you will not disclose the specific economic terms or amounts of your payments and benefits hereunder, other than to the parties described in the immediately preceding clauses (i) and (ii). You agree that you will not make any statements, written or oral, which would be reasonably likely to disparage or damage the Company, its affiliates or the personal or professional reputation of any present or former employees, officers or members of the board or committees of the Company or its affiliates. The Company agrees that it will instruct each of its officers and members of its board of directors not to make any statements, written or oral, which would be reasonably likely to disparage or damage you or your personal or professional reputation and no director, officer or employee of the Company will be authorized on the Company's behalf to make any such disparaging communications regarding you.

     Notwithstanding the foregoing, nothing contained in this Letter Agreement will prohibit you, the Company or any other party from complying with legal process to the extent required by applicable law, provided, however, that (1) you must provide the Company, and (2) the Company shall provide you, with written notice of any such process as soon as practicable upon your or the Company's receipt of such process.

     6. Nonsolicitation and Noncompetition. You agree that from the date hereof until October 26, 2008 you will not (a) solicit or recruit any employee of the Company or any affiliate for the purpose of being employed by you or by any entity other than the Company or a Company subsidiary, or employ or engage or cause to be employed or engaged any such employee as an employee or independent contractor of any person or entity other than the Company or a Company subsidiary, and (b) you will not solicit or entice any current customer of the Company to become a customer of yourself or any future employer or refer any customer of the Company to any competitor of the Company within one-hundred fifty (150) miles of New York City.

     7. Release.* Is this better than release in his agreement? Alternatively add language from letter. You release and waive all claims and causes of action (including, without limitation, any claims under the Age Discrimination in Employment Act) which you have or may have against the Company, directors, officers and employees, any party participating in any way in the Transaction, and their respective affiliates (collectively, the "Released Parties") arising out of your employment by and your service as an officer of any such entity and the termination of such employment and service in each case on or prior to the date hereof, other than such claims or causes of action as may arise under the terms of this letter agreement. You represent that as of the date hereof you have not instigated, initiated or in any way aided, participated in or encouraged the initiation or prosecution of any claim, cause of action or proceeding against any Released Parties. You agree that you will not at any future time instigate, initiate, aid, participate in or encourage the initiation or prosecution of any claim, cause of action or proceeding against any Released Party based on or relating to any facts, events or conditions occurring or existing on or before the date hereof, regardless of whether such facts, events or conditions have any continued or additional effect on or after the date hereof.

     You acknowledge that you have been advised by the Company to, and have, consulted with an attorney in connection with this Agreement. You acknowledge that you fully understand the terms, conditions, significance and consequences of this Agreement. You further acknowledge that you have had at least 21 days in which to consider, execute, and return this Agreement. Notwithstanding your right to consider this Agreement for 21 days, if you sign this Agreement before the expiration of the 21-day period, you will have done so knowingly and voluntarily, and will have expressly waived your right to consider this Agreement for the balance of the 21-day period.

     8. Intentionally Deleted.

     9. Other Agreements. Effective as of the date hereof, all prior agreements relating to your employment by the Company and your service as an employee, director, consultant or other independent contractor to the Company and each of its affiliates will terminate and be no further force or effect and you hereby waive all rights, benefits, claims and causes of action under those agreements, including, without limitation, the Employment Agreement between you and the Company dated as of November 14, 2000. This letter agreement contains the entire understanding between you and the Company regarding the matters discussed herein and supersedes all prior agreements, written or oral, between the Company and you. It is acknowledged and agreed between the parties that you will retain any and all rights you may have as a former employee under any employee benefit plan, program or arrangement, as applicable (other than any severance benefit plan, program or arrangement). The terms of this letter agreement may not be waived or varied, other than by a writing signed by the Company and you after the date hereof.

     10. Successors. The Company's rights under this letter agreement will inure to the benefit of any successor to all or substantially all of the business or assets of the Company, and the Company may assign its rights under this letter agreement to such a successor if necessary, as a matter of law, to effect the transfer of such rights to such successor.

     11. Governing Law and Jurisdiction. This letter agreement will be construed and enforced in accordance with the laws of New York, without regard for the conflicts of law principles thereof. The parties irrevocably agree that any legal action or proceeding with respect to this letter agreement or for recognition and enforcement of any judgment in respect hereof brought by a party hereto or its successors or assigns may be brought and determined in any New York state court or Federal court sitting in the State of New York, County of Nassau or the Eastern District of New York, and each of the parties hereby (x) irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts in the event any dispute arises out of this letter agreement, (y) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (z) agrees that it will not bring any action relating to this letter agreement or any transaction contemplated hereby in any court other than any New York state or Federal court sitting in the State of New York. Any service of process to be made in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in paragraph 12 hereof. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this letter agreement, (a) the defense of sovereign immunity, (b) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this paragraph, (c) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (d) to the fullest extent permitted by applicable law that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this letter agreement, or the subject matter hereof, may not be enforced in or by such courts.

     12. Notices. Except as otherwise explicitly provided in this letter agreement, any notice provided hereunder will be deemed to be given when delivered in writing by hand or sent by overnight courier. All notices to the Company will be addressed to Joseph J. Calabrese, with a copy sent by the same means to Ruskin Moscou Faltischek, P.C., 1425 Reckson Plaza, East Tower, 15th Floor, Uniondale, New York 11556, Attn: Seth I. Rubin, Esq., or such other persons or addresses as the Company may provide from time to time by notice to you. All notices to you will be addressed to you and sent to your home address, as on file with the Company as of the date hereof, or such other address as you may provide from time to time by notice to the Company, with a copy to Ledy-Gurren Bass & Siff, LLP, 475 Park Avenue South, 8th Floor, New York, New York 10016, Attn: Nancy Ledy-Gurren, Esq., or any other persons or addresses as you may request from time to time by notice to the Company.

     13. Taxes. The Company makes no representations or warranties with respect to the tax consequences of the payment of any sums to you under the terms of this Agreement. You agree and understand that you are responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon. You further agree to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of your failure to pay federal or state taxes or damages sustained by the Company by reason of any such claims, including reasonable attorneys' fees.

     14. Conditions. Notwithstanding anything to the contrary, all obligations of the Company contained herein which relate to the payment of money to you are subject to the consummation of the Transaction. Subject to satisfaction of the foregoing condition, such payments represent the only payments from the Company to which you shall be entitled.

     15. Costs. The parties hereto shall each bear their own costs, attorneys' fees and other fees incurred in connection with this Agreement.

     16. No Representations. Each party hereto represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

     17. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     18. Payment of Compensation. Except for those items specifically identified in Section 2(a) above, you acknowledge and represent that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to you up through and including the date hereof.



                                      HARVEY ELECTRONICS, INC.

                                      By:    /s/ Michael E. Recca
                                          --------------------------
                                            Name:   Michael E. Recca
                                            Title:  Chairman of the Board


         Accepted and Agreed:



         By: __________________
              Franklin C. Karp